EXHIBIT (q)(7)

POWER OF ATTORNEY

We, the undersigned Trustees of:

Asian Small Companies Portfolio	Senior Debt Portfolio
Boston Income Portfolio	SMID-Cap Portfolio
Capital Growth Portfolio	Small-Cap Growth Portfolio
Cash Management Portfolio	South Asia Portfolio
Dividend Income Portfolio	Special Equities Portfolio
Emerging Markets Portfolio	Tax-Managed Growth Portfolio
Emerging Markets Income Portfolio	Tax-Managed International Equity Portfolio
Floating Rate Portfolio	Tax-Managed Mid-Cap Core Portfolio
Government Obligations Portfolio	Tax-Managed Multi-Cap Opportunity Portfolio
Global Growth Portfolio	Tax-Managed Small-Cap Growth Portfolio
Global Macro Portfolio	Tax-Managed Small-Cap Value Portfolio
Greater China Growth Portfolio	Tax-Managed Value Portfolio
Growth Portfolio	Utilities Portfolio
High Income Portfolio	Worldwide Health Sciences Portfolio
Investment Grade Income Portfolio
Investment Portfolio
International Equity Portfolio
International Income Portfolio
Large-Cap Portfolio
Large-Cap Growth Portfolio
Large-Cap Value Portfolio

each a New York trust, (do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Asian Small Companies Portfolio	Eaton Vance Growth Trust
Boston Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust II
Capital Growth Portfolio	Eaton Vance Special Investment Trust
Cash Management Portfolio	Eaton Vance Mutual Funds Trust
Dividend Income Portfolio	Eaton Vance Mutual Funds Trust
Emerging Markets Portfolio	Eaton Vance Special Investment Trust
Emerging Markets Income Portfolio	Eaton Vance Mutual Funds Trust
Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Government Obligations Portfolio	Eaton Vance Mutual Funds Trust
Global Growth Portfolio	Eaton Vance Growth Trust
Global Macro Portfolio	Eaton Vance Mutual Funds Trust
Greater China Growth Portfolio	Eaton Vance Growth Trust
Growth Portfolio	Eaton Vance Growth Trust
High Income Portfolio	Eaton Vance Mutual Funds Trust
Investment Grade Income Portfolio	Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust
Investment Portfolio	Eaton Vance Mutual Funds Trust
International Equity Portfolio	Eaton Vance Mutual Funds Trust
International Income Portfolio	Eaton Vance Mutual Funds Trust
Large-Cap Portfolio	Eaton Vance Growth Trust
Large-Cap Growth Portfolio	Eaton Vance Special Investment Trust
Large-Cap Value Portfolio	Eaton Vance Special Investment Trust
Senior Debt Portfolio	Eaton Vance Advisers Senior Floating-Rate Fund
Eaton Vance Institutional Senior Floating-Rate Fund
Eaton Vance Prime Rate Reserves
EV Classic Senior Floating-Rate Fund
SMID-Cap Portfolio	Eaton Vance Growth Trust
Small-Cap Growth Portfolio	Eaton Vance Special Investment Trust
South Asia Portfolio	Eaton Vance Special Investment Trust
Special Equities Portfolio	Eaton Vance Special Investment Trust
Tax-Managed Growth Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Mid-Cap Core Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Multi-Cap Opportunity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Value Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust
Utilities Portfolio	Eaton Vance Special Investment Trust
Worldwide Health Sciences Portfolio	Eaton Vance Growth Trust

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/Benjamin C. Esty	Trustee	April 23, 2007
Benjamin C. Esty

/s/Thomas E. Faust Jr.	Trustee	April 23, 2007
Thomas E. Faust Jr.

/s/Allen R. Freedman	Trustee	April 23, 2007
Allen R. Freedman

/s/James B. Hawkes	Trustee	April 23, 2007
James B. Hawkes

/s/Samuel L. Hayes, III	Trustee	April 23, 2007
Samuel L. Hayes, III

/s/William H. Park	Trustee	April 23, 2007
William H. Park

/s/Ronald A. Pearlman	Trustee	April 23, 2007
Ronald A. Pearlman

/s/Norton H. Reamer	Trustee	April 23, 2007
Norton H. Reamer

/s/Heidi L. Steiger	Trustee	April 23, 2007
Heidi L. Steiger

/s/Lynn A. Stout	Trustee	April 23, 2007
Lynn A. Stout

/s/Ralph F. Verni	Trustee	April 23, 2007
Ralph F. Verni

POWER OF ATTORNEY

The undersigned officer of Boston Income Portfolio and High Income Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney, to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission ion behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Boston Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust II
Eaton Vance Special Investment Trust
High Income Portfolio	Eaton Vance Mutual Funds Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Michael W. Weilheimer	President and Principal Executive	April 23, 2007
Michael W. Weilheimer	Officer

POWER OF ATTORNEY

The undersigned officer of Boston Income Portfolio, Emerging Markets Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, Government Obligations Portfolio, High Income Portfolio, International Income Portfolio, Investment Portfolio and Senior Debt Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney, to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Boston Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust II
Eaton Vance Special Investment Trust
Emerging Markets Income Portfolio	Eaton Vance Mutual Funds Trust
Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Portfolio	Eaton Vance Mutual Funds Trust
Government Obligations Portfolio	Eaton Vance Mutual Funds Trust
High Income Portfolio	Eaton Vance Mutual Funds Trust
International Income Portfolio	Eaton Vance Mutual Funds Trust
Investment Portfolio	Eaton Vance Mutual Funds Trust
Senior Debt Portfolio	Eaton Vance Advisers Senior Floating-Rate Fund
Eaton Vance Institutional Senior Floating-Rate Fund
Eaton Vance Prime Rate Reserves
EV Classic Senior Floating-Rate Fund

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Dan A. Maalouly	Treasurer and Principal Financial and	April 23, 2007
Dan A. Maalouly	Accounting Officer